TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Statement of Additional Information

dated May 1, 2016, as supplemented

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The first sentence of the fourth paragraph found in the “Disclosure of Portfolio Holdings” section under the “Investment Objectives, Policies, Practices and Associated Risk Factors” heading of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end.

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Transamerica Partners Government Money Market

Transamerica Partners Institutional Government Money Market

The third and fourth paragraphs found in the “The Investment Manager – Expense Limitation” section under the “Investment Management and Other Services” heading of the Statement of Additional Information are deleted in their entirety and replaced with the following:

In addition, TAM or any of its affiliates, on a voluntary basis and in addition to any contractual waivers in effect from time to time, have agreed to waive fees and/or reimburse expenses of Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market to such level(s) as the applicable Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM or its affiliates are entitled to reimbursement by each fund of any amounts so waived or reimbursed during the previous 36 months. Any such reimbursement shall not result in the applicable fund’s effective daily yield to be negative. There is no guarantee that Transamerica Partners Government Money Market or Transamerica Partners Institutional Government Money Market will be able to prevent a negative yield.

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Investors Should Retain this Supplement for Future Reference

September 30, 2016